UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 28, 2023

MIDWEST ENERGY EMISSIONS CORP.
(Exact name of registrant as specified in its charter)

Commission file number 000-33067

Delaware	87-0398271
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1810 Jester Drive Corsicana, Texas	75109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 505-6115

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 14, 2023, Midwest Energy Emissions Corp. (the “Company”) filed a Current Report on Form 8-K which reported that it had entered into a confidential binding term sheet with Arthur J. Gallagher & Co., and various of its affiliated entities, and DTE Energy Resources LLC and various of its affiliates entities, to resolve the ongoing patent litigation which was initiated in July 2019 by the Company against such parties and others in the U.S. District Court for the District of Delaware. Pursuant to the term sheet, and as previously reported, all claims and counterclaims asserted by the parties in such patent litigation have been dismissed with prejudice, although such term sheet does not affect any other claim brought against the remaining CERT defendants.

Effective as of December 28, 2023, the Company, along with its wholly-owned subsidiary, MES, Inc., and (a) Chem-Mod LLC (“Chem-Mod”), (b) Arthur J. Gallagher & Co. and AJG Coal, LLC, and (c) DTE Energy Co. and DTE Energy Resources, LLC, have entered into a paid license of U.S. Patent No. 8,168,147, U.S. Patent No. 10,343,114, U.S. Patent No. 10,589,225, U.S. Patent No. 10,596,517 and U.S. Patent No. 10,668,430 and their foreign equivalents and related patent applications and patents, which licenses the use of refined coal or the Chem-Mod Solution in conjunction with activated carbon.  This license applies to Chem-Mod and certain of its licensees, sub-licensees, and their customers, for the remaining term of such patents.  By its terms, the license does not cover the use of activated carbon with coal that is not either refined coal or coal made by or for use with the Chem-Mod Solution in a manner authorized by the license. The parties to the license have mutually released all claims that any past use of the Chem-Mod Solution in connection with the production or use of refined coal with activated carbon by entities other than the CERT defendants and their customers infringes the asserted patents and related intellectual property, and all claims that could have been brought challenging the validity of such patents.

The remaining CERT defendants and their customers (for activities relating to the CERT defendants) are not included within the scope of the license. The Court has rescheduled the trial as to the claims against the remaining CERT defendants to begin on February 26, 2024.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midwest Energy Emissions Corp.

Date: January 4, 2024	By:	/s/ Richard MacPherson
Richard MacPherson President and Chief Executive Officer

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